Exhibit 99.4

                                     FORM OF
                           RESTRICTED STOCK AGREEMENT
                                    UNDER THE
                            LONG-TERM INCENTIVE PLAN

This RESTRICTED STOCK AGREEMENT (this "Agreement") is made as of June 17, 2009, by and between Gulf Island Fabrication, Inc. ("Gulf Island") and __________ (the "Award Recipient").

WHEREAS, Gulf Island maintains the Long-Term Incentive Plan (the "Plan"), under which the Compensation Committee of the Board of Directors of Gulf Island (the "Committee"), may, among other things, grant restricted shares of Gulf Island's common stock, no par value per share (the "Common Stock"), to key employees of Gulf Island or its subsidiaries (collectively, the "Company") as the Committee may determine, subject to terms, conditions, or restrictions as it may deem appropriate; and

WHEREAS, pursuant to the Plan the Committee has awarded to the Award Recipient restricted shares of Common Stock on the terms and conditions specified below;

NOW, THEREFORE, the parties agree as follows:

                                       1.
                                 AWARD OF SHARES

Upon the terms and conditions of the Plan and this Agreement, the Committee as of the date of this Agreement (the "Date of Grant") hereby awards to the Award Recipient ________ restricted shares of Common Stock (the "Restricted Stock"), that vest, subject to Sections 2 and 3 hereof, in full on June 17, 2012.

                                       2.
                              AWARD RESTRICTIONS ON
                                RESTRICTED STOCK

       2.1 In addition to the conditions and restrictions provided in the Plan, neither the shares of Restricted Stock nor the right to vote the Restricted Stock, to receive dividends thereon or to enjoy any other rights or interests thereunder or hereunder may be sold, assigned, donated, transferred, exchanged, pledged, hypothecated or otherwise encumbered prior to vesting. Subject to the restrictions on transfer provided in this Section 2.1, the Award Recipient shall be entitled to all rights of a shareholder of Gulf Island with respect to the Restricted Stock, including the right to vote the shares and receive all dividends and other distributions declared thereon.


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       2.2   If the  shares of Restricted  Stock  have  not  already  vested  in accordance with Section 1 above, the shares of Restricted Stock shall vest and all restrictions set forth in Section 2.1 shall lapse upon the occurrence of a Change of Control of Gulf Island, as described in Section 12.11 of the Plan.

                                       3.
                            TERMINATION OF EMPLOYMENT

       If the Award Recipient's employment terminates for any reason prior to the vesting of some or all of the Restricted Stock (except in connection with a Change of Control in accordance with Section 2.2 hereof), all unvested shares of Restricted Stock granted hereunder shall immediately be forfeited.

                                       4.
                               STOCK CERTIFICATES

       4.1 The stock certificates evidencing the Restricted Stock shall be retained by Gulf Island until the lapse of restrictions under the terms hereof. Gulf Island shall place a legend, in the form specified in the Plan, on the stock certificates restricting the transferability of the shares of Restricted Stock.

       4.2 Upon the lapse of restrictions on shares of Restricted Stock, Gulf Island shall cause a stock certificate without a restrictive legend to be issued with respect to the vested Restricted Stock in the name of the Award Recipient or his nominee within 10 business days. Upon receipt of such stock certificate, the Award Recipient is free to hold or dispose of the shares represented by such certificate, subject to applicable securities laws.

                                       5.
                                    DIVIDENDS

Any dividends paid on shares of Restricted Stock shall be paid to the Award Recipient currently.

                                       6.
                                WITHHOLDING TAXES

At the time that all or any portion of the Restricted Stock vests, the Award Recipient must deliver to Gulf Island the amount of income tax withholding required by law. In accordance with the terms of the Plan, the Award Recipient may satisfy the tax withholding obligation by delivering currently owned shares of Common Stock or by electing to have Gulf Island withhold from the shares the Award Recipient otherwise would receive hereunder shares of Common Stock having a value equal to the minimum amount required to be withheld (as determined under the Plan).


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

                                       7.
                              ADDITIONAL CONDITIONS

Anything in this Agreement to the contrary notwithstanding, if at any time Gulf Island further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of the shares of Common Stock issuable pursuant hereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such shares of Common Stock shall not be issued, in whole or in part, or the restrictions thereon removed, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to Gulf Island. Gulf Island agrees to use commercially reasonable efforts to issue all shares of Common Stock issuable hereunder on the terms provided herein.

                                       8.
                       NO CONTRACT OF EMPLOYMENT INTENDED

Nothing in this Agreement shall confer upon the Award Recipient any right to continue in the employment of the Company, or to interfere in any way with the right of the Company to terminate the Award Recipient's employment relationship with the Company at any time.

                                       9.
                                 BINDING EFFECT

This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, legal representatives and successors. Without limiting the generality of the foregoing, whenever the term "Award Recipient" is used in any provision of this Agreement under circumstances where the provision appropriately applies to the heirs, executors, administrators or legal representatives to whom this award may be transferred by will or by the laws of descent and distribution, the term "Award Recipient" shall be deemed to include such person or persons.

                                       10.
                            INCONSISTENT PROVISIONS

The shares of Restricted Stock granted hereby are subject to the terms, conditions, restrictions and other provisions of the Plan as fully as if all such provisions were set forth in their entirety in this Agreement. If any provision of this Agreement conflicts with a provision of the Plan, the Plan provision shall control. The Award Recipient acknowledges that a copy of the Plan was distributed or made available to the Award Recipient and that the Award Recipient was advised to review such Plan prior to entering into this Agreement. The Award Recipient waives the right to claim that the provisions of the Plan are not binding upon the Award Recipient and the Award Recipient's heirs, executors, administrators, legal representatives and successors.


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

                                       11.
                                  GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana.

                                      12.
                         ENTIRE AGREEMENT; MODIFICATION

The Plan and this Agreement contain the entire agreement between the parties with respect to the subject matter contained herein and may not be modified, except as provided in the Plan, as it may be amended from time to time in the manner provided therein, or in this Agreement, as it may be amended from time to time by a written document signed by each of the parties hereto. Any oral or written agreements, representations, warranties, written inducements, or other communications with respect to the subject matter contained herein made prior to the execution of the Agreement shall be void and ineffective for all purposes.

By Award Recipient's signature below, Award Recipient represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Award Recipient has reviewed the Plan and this Agreement in their entirety and fully understands all provisions of this Agreement. Award Recipient agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on the day and year first above written.

                                   GULF ISLAND FABRICATION, INC.


                                   By:
                                        ----------------------------------------
                                        Name: Alden J. Laborde
                                        Title:  Chairman, Compensation Committee



                                   ---------------------------------------------
                                                  {Insert name}
                                                 Award Recipient


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